                                                                   EXHIBIT 99.24

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                        CONSOLIDATED FINANCIAL STATEMENTS

      The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of Source Energy Corporation ("Source Energy") and the balance sheet of Vista.com, Inc. ("Vista") as of June 30, 2005, accounting for the transaction as a recapitalization of Vista.com with the issuance of shares for the net assets of Source Energy (a reverse acquisition) and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of June 30, 2005. The transaction was not completed as of June 30, 2005.

      The following unaudited proforma condensed combined statements of operations combine the results of operations of Vista, Jadeon, Inc. ("Jadeon"), 10x Marketing, LLC ("10x Marketing") and Source Energy for the six months ended June 30, 2005 and the year ended December 31, 2004 as if the transaction had occurred as of the January 1, 2004.

      The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of Source Energy, Vista, Jadeon, and 10x Marketing. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

              Unaudited Pro Forma Condensed Combined Balance Sheet
                                  June 30, 2005

                                                                                        PRO FORMA             PRO FORMA
                                                       VISTA        SOURCE ENERGY      ADJUSTMENTS            COMBINED
            ASSETS

Current assets:
Cash and cash equivalents...............          $  1,261,571      $    143,551      (D)    $144,882        $  1,550,004
Accounts receivable, net................             1,271,096             6,761                   --           1,277,857
Inventory...............................               436,904                --                   --             436,904
Other current assets....................               936,442             2,027                   --             938,469
                                                  ------------      ------------      ---------------        ------------
Total current assets....................             3,906,013           152,339      (D)     144,882           4,203,234
Prepaid Royalties.......................             2,079,081                --                   --           2,079,081
Furniture and equipment, net............               339,737            36,846                   --             376,583
Intangible assets, net..................             2,880,759                --                   --           2,880,759
Goodwill................................             1,833,220                --                   --           1,833,220
Other assets............................                14,402             4,715                   --              19,117
                                                  ------------      ------------      ---------------        ------------
Total assets............................          $ 11,053,212      $    193,900      (D)    $144,882        $ 11,391,994
                                                  ============      ============      ===============        ============

LIABILITIES AND STOCKHOLDERS'
          EQUITY
Current liabilities:
Accounts payable........................          $  1,452,223      $        524      $            --           1,452,747
Accrued expenses........................             1,680,143            75,000      (D)     (69,881)          1,685,262
Deferred revenue........................             1,780,943                --                   --           1,780,943
Current maturities of long-term debt....             2,504,607                --      (D)    (75,000)           2,429,607
                                                  ------------      ------------      ---------------        ------------
Total current liabilities...............             7,417,916            75,524      (D)   (144,881)           7,348,559
Long term debt..........................             2,996,854                --                   --           2,996,854
                                                  ------------      ------------      ---------------        ------------
Total liabilities.......................            10,414,770            75,524      (D)    (144,881)         10,345,413
Stockholders' equity:
Preferred stock.........................             4,412,114                --      (C)  (4,412,114)                 --
Common stock............................            20,262,850               101      (A)       3,984               4,085
.........................................                                              (B) (20,262,850)
Additional paid-in capital..............                   --          1,244,954      (A)     (3,984)          24,789,255
                                                                                      (B)  20,262,850
                                                                                      (C)   4,412,114
                                                                                      (E)  (1,126,679)
Receivable from stockholders............              (289,763)               --      (D)     289,763                  --
Deferred compensation...................              (388,744)               --                   --            (388,744)
Accumulated deficit.....................           (23,358,015)       (1,126,679)     (E)  1,126,679          (23,358,015)
                                                  ------------      ------------      ---------------        ------------
Total stockholders' equity .............               638,442           118,376              289,763           1,046,581
                                                  ------------      ------------      ---------------        ------------
Total liabilities and stockholders'
equity .................................          $ 11,053,212      $    193,900      $       144,882        $ 11,391,994
                                                  ============      ============      ===============        ============

         Unaudited Pro Forma Condensed Combined Statements of Operations
                      For the Year Ended December 31, 2004

                                                                                  PRO FORMA
                                   VISTA           JADEON           10X          ADJUSTMENTS
                                -----------      ------------    ---------      -------------
Revenue:
   Systems..................    $         0      $  6,493,143    $      --      $          --
   Service..................      4,143,588         4,100,157      557,880                 --
                                -----------      ------------    ---------      -------------
     Total revenue..........      4,143,588        10,593,300      557,880                 --
                                -----------      ------------    ---------      -------------
Cost of revenue:
   Systems..................             --         4,914,737           --                 --
   Service..................      2,215,052         3,334,860      225,408                 --
                                -----------      ------------    ---------      -------------
     Total cost of                2,215,052         8,249,597      225,408                 --
                                -----------      ------------    ---------      -------------
revenue.....................
      Gross profit..........      1,928,536         2,343,703      332,472                 --
                                -----------      ------------    ---------      -------------
Operating Expenses:
   Research and                     734,373                --       15,683                 --
Development.................
   Sales and marketing            1,077,947         1,349,227       81,576                 --
   General and
      administrative........      1,473,659         1,003,652      150,898                 --
Depreciation and
   Amortization.............      1,100,000            97,921        8,460      (F)   653,518
Impairment of                       757,278                --           --                 --
   intangibles                  -----------      ------------    ---------      -------------
     Total operating
        expenses............      5,143,257         2,450,800      256,617      (F)   653,518
                                -----------      ------------    ---------      -------------
      Operating income
      (loss)................     (3,214,721)         (107,097)      75,855      (F)
                                                                                     (653,518)
Interest expense............      (146,288)           (17,245)      (5,743)     (F)   (30,000)
Other income/(expense)......             --            11,997         (392)                --
Income tax expense..........             --                --           --                 --
                                -----------      ------------    ---------      -------------
Income (loss) from
   continuing operations....     (3,361,009)         (112,345)      69,720      (F)  (683,518)
                                -----------      ------------    ---------      -------------
Income from discontinued
   operations, net of tax...             --                --           --                 --
                                -----------      ------------    ---------      -------------
Net income (loss)...........    $(3,361,009)     $   (112,345)   $  69,720      $ (F)(683,518)
                                ===========      ============    =========      =============
Basic and diluted income
   (loss) per common            $     (1.29)     $     (22.03)         N/A                N/A
   share....................
Weighted average number
   of common shares
   outstanding (basic
   and diluted).............      2,597,753             5,100          N/A      (F) 2,764,340
                                                                                (F)    (5,100)

                                  PRO FORMA         SOURCE         PRO FORMA       PRO FORMA
                                   VISTA            ENERGY        ADJUSTMENTS      COMBINED
                               ------------      ------------    ------------   -------------
Revenue:
   Systems..................   $  6,493,143      $     64,618    (G) $(64,618)  $   6,493,143
   Service..................      8,801,625                --              --       8,801,625
                               ------------      ------------    ------------   -------------
     Total revenue..........     15,294,768            64,618    (G)  (64,618)     15,294,768
                               ------------      ------------    ------------   -------------
Cost of revenue:
   Systems..................      4,914,737            29,938    (G)  (29,938)      4,914,737
   Service..................      5,775,320                --              --       5,775,320
                               ------------      ------------    ------------   -------------
     Total cost of               10,690,057            29,938    (G)  (29,938)     10,690,057
                               ------------      ------------    ------------   -------------
revenue.....................
      Gross profit..........      4,604,711            34,680    (G)  (34,680)      4,604,711
                               ------------      ------------    ------------   -------------
Operating Expenses:
   Research and                     750,056                --              --         750,056
Development.................
   Sales and marketing            2,508,750                --              --       2,508,750
   General and
      administrative........      2,628,209            25,691    (G)  (25,691)      2,628,209
Depreciation and
   Amortization.............      1,859,899             3,440    (G)   (3,440)      1,859,899
Impairment of                       757,278                --              --         757,278
   intangibles                 ------------      ------------    ------------   -------------
     Total operating
        expenses............      8,504,192            29,131    (G)  (29,131)      8,504,192
                               ------------      ------------    ------------   -------------
      Operating income
      (loss)................     (3,899,481)            5,549    (G)   (5,549)     (3,899,481)

Interest expense............       (199,276)               --              --        (199,276)
Other income/(expense)......         11,605               423    (G)     (423)         11,605
Income tax expense..........             --            (2,371)   (G)    2,371              --
                               ------------      ------------    ------------   -------------
Income (loss) from
   continuing operations         (4,087,152)            3,601    (G)   (3,601)     (4,087,152)
                               ------------      ------------    ------------   -------------
Income from discontinued
   operations, net of tax...             --                --    (G)    3,601           3,601
                               ------------      ------------    ------------   -------------
Net income (loss)...........   $ (4,087,152)     $    3,601      $         --   $(4,083,551)
                               ============      ============    ============   =============
Basic and diluted income
   (loss) per common           $      (0.76)     $       0.01             N/A   $       (0.38)
   share....................
Weighted average number
   of common shares
   outstanding (basic
   and diluted).............      5,362,093         404,451      (H)5,080,500    10,847,044

         Unaudited Pro Forma Condensed Combined Statements of Operations
                     For the Six Months Ended June 30, 2005

                                                                      PRO FORMA     PRO FORMA   SOURCE     PRO FORMA     PRO FORMA
                                    VISTA      JADEON      10X       ADJUSTMENTS      VISTA     ENERGY    ADJUSTMENTS    COMBINED
                                  ---------  ----------  ---------  ------------   -----------  -------  ------------   ----------
Revenue:
   Systems....................   $  243,073  $3,181,946  $      --  $         --   $ 3,425,019  $38,558  (G)  (38,558)  $ 3,425,019
   Service....................    2,840,231   2,240,669    254,317            --     5,335,217       --            --     5,335,217
                                 ----------  ----------  ---------  ------------   -----------  -------  ------------   -----------
      Total revenue...........    3,083,304   5,422,615    254,317            --     8,760,236   38,558  (G)  (38,558)    8.760,236
                                 ----------  ----------  ---------  ------------   -----------   ------  ------------   -----------
Cost of revenue:
   Systems....................      158,815   2,396,003         --            --     2,554,818   13,654  (G)  (13,654)    2,554,818
   Service....................      911,074   1,713,309    113,848            --     2,738,231       --            --     2,738,231
                                 ----------  ----------  ---------  ------------   -----------  -------  ------------   -----------
      Total cost of revenue...    1,069,889   4,109,312    113,848            --     5,293,049   13,654  (G)  (13,654)    5,293,049
                                 ----------  ----------  ---------  ------------   -----------  -------  ------------   -----------
        Gross profit..........    2,013,415   1,313,303    140,469            --     3,467,187   24,904  (G)  (24,904)    3,467,187
                                 ----------  ----------  ---------  ------------   -----------  -------  ------------   -----------
Operating Expenses:
   Research and
   Development................      602,545          --     24,005            --       626,550       --            --       626,550
   Sales and marketing........    1,282,245     488,259     70,820            --     1,841,324       --            --     1,841,324
    General and administrative    3,792,807     734,367     80,081            --     4,607,255    1,083  (G)   (1,083)    4,607,255
     Amortization  of
           Intangibles........      120,699          --         --  (F)  278,506       399,205    7,448  (G)   (7,448)      399,205
    Royalty expense...........
                                    831,497           --        --            --       831,497       --            --       831,497
                                 ----------  ----------  ---------  ------------   -----------  -------  ------------   -----------
      Total operating expenses    6,629,793   1,222,626    174,906  (F)  278,506     8,305,831    8,531  (G)   (8,531)    8,305,831
                                 ----------  ----------  ---------  ------------   -----------  -------  ------------   -----------
        Operating income
        (loss)................   (4,616,378)     90,677    (34,437) (F) (278,506)   (4,838,644)  16,373  (G)  (16,373)   (4,838,644)
Interest expense..............      (99,506)         --     (3,127) (F)  (15,000)     (117,633)      --            --      (117,633)
Other income/(expense)                   --          --         --            --            --   25,512  (G)  (25,512)           --
Income (loss) from continuing
     operations...............   (4,715,884)     90,677    (37,564) (F) (293,506)   (4,956,277)  41,885  (G)  (41,885)   (4,956,277)
                                -----------  ----------  ---------  ------------   -----------  -------  ------------   -----------
Income from discontinued
     operations, net of tax...           --          --         --            --            --       --        41,885        41,885
                                -----------  ----------  ---------  ------------   -----------  -------  ------------   -----------
Net Income (loss)               $(4,715,884) $   90,677  $ (37,564) (F)$(293,506)  $(4,956,277) $41,885  (G)$      --   $(4,914,392)
                                ===========  ==========  =========  ============   ===========  =======  ============   ===========
Basic and diluted
     income (loss)
     per common share:          $     (0.78) $    17.78        N/A           N/A   $     (0.56) $  0.10           N/A   $    (0.35)
Weighted average number of
     common shares
     outstanding (basic
     and diluted).............
                                  6,076,288       5,100        N/A  (F)2,764,340     8,840,628  404,451(H)  4,912,365    14,157,444
                                                                    (F)   (5,100)

       NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1 - PROFORMA ADJUSTMENTS

On October 21, 2005, Source Energy entered into an Agreement and Plan of Merger wherein Source Energy would acquire 100% of Vista through the issuance of 15,966,838 shares of restricted common stock in a transaction wherein Vista would become a wholly-owned subsidiary of Source Energy. The merger was effective on November 9, 2005, and the former Vista shareholders now own approximately 97.5% of the issued and outstanding shares of Source Energy. Because the shares issued in the transaction represent control of the total shares of the outstanding common stock immediately following the transaction, the transaction was accounted for as a reverse acquisition.

In June 2005, Vista acquired Jadeon, Inc. and 10x Marketing, LLC in purchase transactions.

Pro forma adjustments on the attached financial statements include the following:

[A] To record the acquisition of Vista by Source Energy through the issuance of 15,966,838 shares of common stock. The ownership interests of the former owners of Vista in the combined enterprise will be greater than that of the ongoing shareholders of Source Energy and, accordingly, the management of Vista assumed operating control of the combined enterprise. Consequently, the acquisition was accounted for as the recapitalization of Vista, wherein Vista purchased the assets of Source Energy and accounted for the transaction as a "Reverse Acquisition" for accounting purposes.

[B] To eliminate the common stock of the Vista for consolidation.

[C] To reflect the conversion of preferred stock to common stock upon the closing of the transaction between Source Energy and Vista. $144,882 was paid in cash and $144,881 was paid through the reduction of liabilities.

[D] To reflect the receipt of payment of receivables from shareholders prior to closing of the transaction between Source Energy and Vista.

[E] To eliminate the accumulated deficit of Source Energy at the date of acquisition to reflect the purchase by Vista for accounting purposes.

[F] To reflect the amortization of intangibles recorded in connection with the purchase of Jadeon and 10x Marketing and to record the interest expense related to the debt issued in the Jadeon acquisition. Also, to record the additional shares of common stock issued in connection with the Jadeon and 10x Marketing acquisitions.

[G] To reflect the reclassification of all operations related to Source Energy as discontinued operations. Vista does not intend to continue the operation of the oil and gas operations of Source Energy, but intends to dispose of all assets and operations related to Source Energy.

[H] To record the issuance of 15,966,838 shares of Source Energy's common stock in connection with the reverse acquisition and to reflect the removal of Vista outstanding shares upon consolidation. Dilutive earnings per share was not presented, as its effect was anti-dilutive for the periods presented.